UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)___September 29, 1997__________

_____________________________The Midland Company________________________________
            (Exact name of registrant as specified in its charter)

_____Incorporated in Ohio_____     ______1-6026______     _____31-0742526_____
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)

             _____7000 Midland Boulevard, Amelia, Ohio 45102_____
             (Address of principal executive offices)  (Zip Code)

Registrant's Telephone Number, including area code__(513) 943-7100______________

        _____________________________N/A______________________________
        (Former name or former address, if changed since last report.)

Item 1. Not applicable.

Item 2. Acquisition or Disposition of Assets.

        On September 29, 1997, The Midland Company announced that its wholly owned subsidiary, CS Crable Sportswear, Inc. (hereinafter "CS Crable"), completed the sale of substantially all of its sportswear related assets in a transaction valued at approximately $13,333,000. The assets were acquired by Brazos Inc. ("Brazos"), a subsidiary of Brazos Sportswear, Inc., located in Cincinnati, Ohio. There are no material relationships between the purchaser and the registrant or any of its affiliates, any director or officer of the registrant, or any associates of any such director or officer.

        The purchase price was determined by using the book value of the assets involved in the transaction, adjusted for negotiated discounts, and was paid in cash to CS Crable on the date of the transaction. The proceeds from the transaction were then paid to the registrant and used to reduce the registrant's short term bank line borrowings.

        The transaction, which included the sale of inventory, accounts receivables, fixed assets and certain prepaid expenses, also included the rights to the CS Crable Sportswear, Inc. name, contracts, customer lists and a ten year lease agreement related to the CS Crable production and distribution facility located in Batavia, Ohio.

        The agreement between CS Crable and Brazos requires the registrant to retain a certain level of assets in the sportswear subsidiary until March 1, 1999.

        The financial results of the sportswear subsidiary will be accounted for as discontinued operations and, accordingly, will be reported separately from the registrant's continuing operations in the ensuing consolidated financial statements.

        The Midland Company, which is headquartered in Cincinnati, is engaged in insurance and transportation operations.

Item 3. Not applicable.

Item 4. Not applicable.

Item 5. Not applicable.

Item 6. Not applicable.

Item 7. Financial Statements and Exhibits.

   (a)  Financial Statements of Businesses Acquired.

        Not applicable.


   (b)  Pro Forma Financial Information.

        The following unaudited pro forma condensed consolidated financial statements are filed with this report:

        Pro Forma Condensed Consolidated Balance Sheet
           as of June 30, 1997.........................................Page F-1

        Pro Forma Condensed Consolidated Statements of
           Income:

                Six Months Ended June 30, 1997.........................Page F-2

                Year Ended December 31, 1996...........................Page F-3

        Notes to the Pro Forma Condensed Consolidated
           Financial Statements........................................Page F-4


        The following pro forma condensed consolidated balance sheet as of June 30, 1997, and the pro forma condensed consolidated statements of income for the six month period then ended and the year ended December 31, 1996, give effect to the sale of substantially all of the sportswear related assets of CS Crable, the registrant's sportswear apparel subsidiary. The adjustments related to the pro forma condensed consolidated balance sheet reflect the assumption that the transaction was consummated on June 30, 1997, while the adjustments to the pro forma condensed consolidated statements of income reflect the assumption that the transaction was consummated on January 1, 1996.

        The nonrecurring transactions related directly to the sale (i.e. the loss on disposal) are excluded from the accompanying pro forma condensed consolidated statements of income, which focus on the continuing operations of the registrant. At the time of this filing, the books and records of the registrant and its subsidiaries have not been finalized for the quarter ended September 30, 1997. The registrant's consolidated financial statements, to be filed in Form 10-Q for the quarter ended September 30, 1997, will include the total estimated loss on disposal and the loss from discontinued operations through September 29, 1997, the date of the sale.

        The pro forma condensed consolidated information is based on the historical consolidated financial statements of The Midland Company. The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the registrant. The pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of, and for, the periods presented or the results that may be achieved in the future.


   (c)  Exhibits.

        Not applicable.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  The Midland Company
                                                     (Registrant)


Date____October 14, 1997____            S/John I. Von Lehman____________________
                                        John I. Von Lehman
                                        Executive Vice President, Treasurer,
                                        Chief Financial and Accounting Officer

                     The Midland Company and Subsidiaries
          Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                                June 30, 1997
                              (amounts in 000's)

                                                        Pro Forma
         Description                     Historical    Adjustments    Pro Forma
------------------------------------     ----------    -----------    ----------

          Assets
          ======

Cash and Marketable Securities           $ 416,122                    $ 416,122
Accounts Receivable (net)                   65,403     $  (2,434)        62,969
Reinsurance Recoverables and
   Prepaid Reinsurance Premiums             53,811                       53,811
Inventory                                   15,101       (15,101)           -
Property, Plant and Equipment (net)         91,887        (2,552)        89,335
Deferred Policy Acquisition Costs           42,657                       42,657
Other Assets                                 4,491          (240)         4,251

                                         ----------    -----------    ----------

        Total Assets                     $ 689,472     $ (20,327)     $ 669,145
                                         ==========    ===========    ==========

 Liabilities and Shareholders' Equity
 ====================================

Notes Payable Within One Year            $  23,906     $ (15,018)     $   8,888
Other Payables and Accruals                 87,431        (3,541)        83,890
Unearned Insurance Premiums                215,589                      215,589
Insurance Loss Reserves                    104,066                      104,066
Deferred Federal Income Tax                 20,995                       20,995
Long-Term Debt                              63,094                       63,094
Shareholders' Equity                       174,391        (1,768)       172,623

                                         ----------    -----------    ----------
        Total Liabilities and
          Shareholders' Equity           $ 689,472     $ (20,327)     $ 669,145
                                         ==========    ===========    ==========

Note: See the accompanying notes to the pro forma condensed consolidated financial statements at Page F-4.


                                   Page F-1

                     The Midland Company and Subsidiaries
        Pro Forma Condensed Consolidated Statement of Income (Unaudited)
                    For the Six Months Ended June 30, 1997
                 (amounts in 000's except per share amounts)



                                                        Pro Forma
         Description                     Historical    Adjustments    Pro Forma
------------------------------------     ----------    -----------    ----------

         Revenues
         ========

Insurance                                $ 166,805                    $ 166,805
Transportation                              15,888                       15,888
Sportswear                                  10,225     $ (10,225)           -
Other                                          117                          117
                                         ----------    -----------    ----------

     Total Operating Revenue               193,035       (10,225)       182,810
                                         ----------    -----------    ----------

      Operating Expenses
      ==================

Insurance                                  150,593                      150,593
Transportation                              14,211                       14,211
Sportswear                                  13,147       (13,147)           -
Interest expense                             2,925          (515)         2,410
Other                                        2,567                        2,567
                                         ----------    -----------    ----------

     Total Operating Expenses              183,443       (13,662)       169,781
                                         ----------    -----------    ----------

Income from Continuing Operations
    Before Federal Income Tax                9,592         3,437         13,029

Provision for Federal Income Tax             2,521         1,196          3,717
                                         ----------    ----------     ----------

Income from Continuing Operations        $   7,071     $   2,241      $   9,312
                                         ==========    ==========     ==========

Income Per Common and Common Equivalent
    Shares from Continuing Operations    $    2.30     $     .73      $    3.03
                                         ==========    ==========     ==========

Average Number of Common and Common
    Equivalent Shares Outstanding            3,072                        3,072
                                         ==========                   ==========

Note: See the accompanying notes to the pro forma condensed consolidated financial statements at Page F-4.

                                   Page F-2

                     The Midland Company and Subsidiaries
       Pro Forma Condensed Consolidated Statement of Income (Unaudited)
                     For the Year Ended December 31, 1996
                  (amounts in 000's except per share amounts)



                                                        Pro Forma
         Description                     Historical    Adjustments    Pro Forma
------------------------------------     ----------    -----------    ----------

         Revenues
         ========

Insurance                                $ 303,175                    $ 303,175
Transportation                              34,064                       34,064
Sportswear                                  32,754     $ (32,754)           -
Other                                          499                          499

                                         ----------    -----------    ----------

     Total Operating Revenue               370,492       (32,754)       337,738
                                         ----------    -----------    ----------

      Operating Expenses
      ==================

Insurance                                  295,314                      295,314
Transportation                              31,163                       31,163
Sportswear                                  35,796       (35,796)           -
Interest expense                             5,873        (1,044)         4,829
Other                                        3,115                        3,115

                                         ----------    -----------    ----------

     Total Operating Expenses              371,261       (36,840)       334,421
                                         ----------    -----------    ----------

Income (Loss) from Continuing Operations
    Before Federal Income Tax                 (769)        4,086          3,317


Provision (Credit) for Federal Income Tax   (1,837)        1,411           (426)
                                         ----------    -----------    ----------

Income from Continuing Operations        $   1,068     $   2,675      $   3,743
                                         ==========    ===========    ==========

Income Per Common and Common Equivalent
    Shares from Continuing Operations    $     .35     $     .88      $    1.23
                                         ==========    ===========    ==========

Average Number of Common and Common
    Equivalent Shares Outstanding            3,033                        3,033
                                         ==========                   ==========

Note: See the accompanying notes to the pro forma condensed consolidated financial statements at Page F-4.

                                   Page F-3

      Notes to the Pro Forma Condensed Consolidated Financial Statements



Pro Forma Condensed Consolidated Balance Sheet


        The adjustments to the pro forma condensed consolidated balance sheet are intended to illustrate the elimination of substantially all of the sportswear related assets of CS Crable. Such adjustments were based primarily on the CS Crable balances which were included in the registrant's consolidated balance sheet as of June 30, 1997.

        The reduction in the short-term debt balance is the result of the use of substantially all of the $13,333,000 of cash proceeds from the sale of assets on September 29, 1997, coupled with debt repayments which were funded primarily from the net reductions in CS Crable's inventory and accounts receivable balances from June 30, 1997 to September 29, 1997.

        The reduction in shareholders' equity in the pro forma condensed consolidated balance sheet includes the after-tax loss arising from the sale transaction and does not reflect the impact of certain accruals for severance expenses and other adjustments that will be required to fully recognize the loss on the disposal of the discontinued operations. The estimate of such accruals has not yet been completed by the registrant but the related loss will be included in the total estimated loss on disposal in the consolidated financial statements to be filed in Form 10-Q for the quarter ended September 30, 1997 (see below).


Pro Forma Condensed Consolidated Statements of Income


        The adjustments to the pro forma condensed consolidated statements of income for the six months ended June 30, 1997 and for the year ended December 31, 1996 are intended to illustrate the elimination of CS Crable sales and related costs and expenses assuming the sportswear related assets of CS Crable were sold on January 1, 1996. Such adjustments also illustrate the reduction of interest expense based on the assumption that the net proceeds from the sale were used to reduce the registrant's outstanding debt on January 1, 1996.

        The nonrecurring transactions related directly to the sale (i.e. the loss on disposal) are excluded from the accompanying pro forma condensed consolidated statements of income, which focus on the continuing operations of the registrant. At the time of this filing, the books and records of the registrant and its subsidiaries have not been finalized for the quarter ended September 30, 1997. The registrant's consolidated financial statements, to be filed in Form 10-Q for the quarter ended September 30, 1997, will include the total estimated loss on disposal and the loss from discontinued operations through September 29, 1997, the date of the sale.


                                   Page F-4